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                                                                    Exhibit 23.1

                          Independent Auditors' Consent





We consent to the incorporation by reference in Registration Statement Nos. 33-98690 and 333-07191 of Oakley, Inc. on Form S-8 of our report dated February 11, 2000, appearing in this Annual Report on Form 10-K of Oakley, Inc. for the year ended December 31, 1999.



/s/ DELOITTE & TOUCHE LLP
Costa Mesa, California
March 24, 2000